Exhibit 10.9.2

EXECUTION VERSION

AMENDMENT NO. 1 TO THE THIRD AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT

This AMENDMENT NO. 1 TO THE THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 20, 2009, is entered into by and among DriveTime Automotive Group, Inc. (“DriveTime”), a Delaware corporation, DriveTime Sales and Finance Corporation (“DriveTime Sales”), an Arizona corporation, DriveTime Car Sales, Inc. (“Car Sales”), an Arizona corporation (each a “Borrower” and collectively, the “Borrowers”), Santander Consumer USA Inc., an Illinois corporation (“SCUSA”), as a lender, and as the agent for the Lenders (the “Agent”), and Manheim Automotive Financial Services, Inc. (“MAFS”), a Delaware corporation, as a lender (each a “Lender” and collectively the “Lenders”).

WHEREAS, on August 10, 2009, the Borrowers and the Lenders entered into the Third Amended and Restated Loan and Security Agreement, as further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof (the “Loan Agreement”); and

WHEREAS, the Borrowers and the Lenders desire to amend certain terms of the Loan Agreement as set forth herein in accordance with Section 13.8 thereof.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

2. Amendment of Section 1.1. The definition of “Available Liquidity” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Available Liquidity: means, with respect to the DT Entities On A Consolidated Basis at any date, the aggregate for such date of (i) all cash of the DT Entities On A Consolidated Basis, (ii) all Cash Equivalents then held by the DT Entities On A Consolidated Basis, (iii) the unused portion of borrowing availability as of such date under this Agreement, (iv) the unused portion of borrowing availability as of such date under each Warehouse Facility of any DT Entity, including, without limitation, that certain Amended and Restated Loan and Security Agreement, dated as of July 31, 2009, among DT Warehouse, DTCC, Wells Fargo Bank, National Association, Deutsche Bank AG, New York Branch, the conduit lenders from time to time party thereto and the financial institutions parties thereto as committed lenders, the other financial institutions parties thereto as managing agents, as amended from time to time (the “DB Warehouse Agreement”), and (v) the unused portion of borrowing availability as of such date under any other asset-based credit facility (including, without limitation, a credit facility secured by residual interests in securitization transactions involving Contracts). For clarity, with respect to the DB Warehouse Agreement in clause (iv) above, “borrowing availability” shall include all amounts available for funding under the DB Warehouse Agreement if the principal amount of all “Eligible Contracts” (as defined in the DB Warehouse Agreement) owned by the DT Entities or any of them, but not currently pledged under the DB Warehouse Agreement, were assigned to DT Warehouse and pledged thereunder and which, upon execution of the applicable assignment and/or release documents, would not cause an “Event of Termination” under and as defined in the DB Warehouse Agreement or an event of default under any other facility of any other DT Entity.

3. Representations and Warranties. Each Borrower represents and warrants to the Lender that:

(a) Each Borrower hereby reaffirms all representations and warranties made by such entity in the Loan Agreement and, to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment and shall be true and correct in all material respects, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date.

(b) This Amendment (i) has been duly and validly authorized, executed and delivered by each Borrower and (ii) constitutes the legal, valid and binding obligations of each Borrower, and is enforceable against each Borrower in accordance with its terms.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4. Survival of Other Provisions. Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Loan Agreement shall remain in full force and effect without any change whatsoever.

5. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions:

(a) Execution and delivery of this Amendment by each of the parties hereto.

(b) Reaffirmation from the Guarantor that, after giving effect to this Amendment, its obligations and representations and warranties under the Guaranty continue in full force and effect.

6. Reimbursement. The Borrowers agree to pay or reimburse each Lender for all costs and expenses (including, without limitation, legal fees and disbursements) incurred by each Lender in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment.

7. Entire Agreement. This Amendment constitutes the full and entire understanding and agreement of the Borrowers and the Lenders with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the Borrowers and the Lenders relating to the subject matter hereof unless expressly referred to in this Amendment.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission or by electronic mail in a “.pdf” file shall be deemed an original signature hereto.

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IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

Lenders:

SANTANDER CONSUMER USA INC.

By:	/s/ Tom Dundon
Name:	Tom Dundon
Title:	President & CEO

MANHEIM AUTOMOTIVE FINANCIAL SERVICES, INC.

By:	/s/ Katherine K. Decker
Name:	Katherine K. Decker
Title:	VP

Borrowers:

DRIVETIME AUTOMOTIVE GROUP, INC.

By:	/s/ Ray Fidel
Name:	Ray Fidel
Title:	President/CEO

DRIVETIME CAR SALES, INC.

By:	/s/ Ray Fidel
Name:	Ray Fidel
Title:	President/CEO

DRIVETIME SALES AND FINANCE CORPORATION

By:	/s/ Ray Fidel
Name:	Ray Fidel
Title:	President/CEO

[Signature Page to Inventory Agreement Amendment No. 1]

Consent

The Guarantor consents to the foregoing Amendment No. 1 to the Third Amended and Restated Loan and Security Agreement and reaffirms its obligations pursuant to the applicable Loan Documents.

DT ACCEPTANCE CORPORATION

By:	/s/ Steven P. Johnson
Name:	Steven P. Johnson
Title:	President

[Signature Page to Inventory Agreement Amendment No. 1]